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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8 - K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) AUGUST 6, 1996
                                                           --------------


                       GALILEO ELECTRO-OPTICS CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                                                           04-2526583
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)


                                                                      0-11309
                                                      (Commission File Number)

GALILEO PARK, P.O. BOX 550, STURBRIDGE, MASSACHUSETTS                   01566
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number including area code              (508) 347-9191



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          (Former name or former address, if changed since last report)










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Item 2. Acquisition or Disposition of Assets
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      On August 6, 1996, the Registrant acquired Leisegang Medical, Inc.
      ("LMI"), a Florida corporation, pursuant to the Agreement and Plan of Merger dated as of July 17, 1996 (the "Merger Agreement") among the Registrant, a wholly-owned subsidiary of the Registrant, LMI and the principal stockholders of LMI. Following the merger, LMI became a wholly-owned subsidiary of the Registrant.

      The Registrant issued 269,923 shares of its common stock in exchange for all of the outstanding common stock of LMI. The acquisition is being accounted for as a pooling of interests. The terms of the transaction resulted from arms-length negotiations between the Registrant and LMI and are more fully set forth in the Merger Agreement filed as Exhibit 2.1 hereto. Neither the Registrant nor any of its affiliates had any relationship with LMI prior to the merger.

      LMI, headquartered in Boca Raton, FL, is a distributor and manufacturer of OB/GYN diagnostic and surgical equipment with fiscal year 1996 sales of $6.5 million. Included in its product line are colposcopes produced by Leisegang GmbH, a related company, not acquired by the Registrant, based in Berlin, Germany, that is the world's largest and oldest manufacturer of colposcopes and accessories. In addition to colposcopes, LMI's products include biopsy instruments, ultrasound, video equipment, laser and electro-surgical systems and accessories, cryosurgery equipment, surgical instruments, rigid and flexible hysteroscopes, bone densitometers and fetal heart monitors. The products are sold to OB/GYN doctors' offices and hospitals through an internal sales force and by manufacturers' representatives.

Item 7. Financial Statements and Exhibits
        ---------------------------------

      a)    Financial Statements of Business Acquired

            It is impracticable to provide financial statements of Leisegang Medical, Inc. at the time of filing this report. The required information will be filed no later than 60 days after the date this report is required to be filed.

      b)    Pro Forma Financial Information

            It is impracticable to provide pro forma financial information at the time of filing this report. The required information will be filed no later than 60 days after the date this report is required to be filed.

      c)    Exhibits

            2.1 Agreement and Plan of Merger, dated July 17, 1996, among Galileo Electro-Optics Corporation, LMI Acquisition Corporation, Leisegang Medical, Inc. and the principal stockholders of Leisegang Medical, Inc. The schedules and exhibits to the Agreement are omitted and will be furnished to the Commission upon request.

            99.1  Press Release dated July 22, 1996.

            99.2  Press Release dated August 8, 1996.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GALILEO ELECTRO-OPTICS CORPORATION

Date:  August 9, 1996                       By: /s/  Josef W. Rokus
                                                ------------------------------
                                                Josef W. Rokus
                                                Vice President, Finance and
                                                Chief Financial Officer



































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                                  EXHIBIT INDEX


      Exhibit No.
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      2.1   Agreement and Plan of Merger dated July 17, 1996.

      99.1  Press Release dated July 22, 1996

      99.2  Press Release dated August 8, 1996












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